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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 18, 2000




                       KAISER GROUP INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)






   Delaware                 File No. 1-12248                     54-1437073
(State or other             (Commission File                   (IRS Employer
jurisdiction of             Number)                        Identification No.)
incorporation)




                               9302 Lee Highway
                         Fairfax, Virginia  22031-1207
        (Address of principal executive offices, including zip code)



                                 703-934-3300
              (Registrant's telephone number, including areacode)
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Item 5.    Other events
           ------------


  In a press release dated December 18, 2000, Kaiser Group International, Inc. announced that its Plan of Reorganization, which was confirmed by Order of the United States Bankruptcy Court for the District of Delaware on December 5, 2000, became effective today. A copy of this two-page press release is attached to this Report on Form 8-K as Exhibit 99.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit 99 - Press Release



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 KAISER GROUP INTERNATIONAL, INC.
                                         (Registrant)


                                 /s/ James J. Maiwurm
                                 ----------------------------------
                                 James J. Maiwurm
                                 Chairman, President and Chief Executive Officer




Date:  December 19, 2000

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